ID NO. 2529                                                         EXHIBIT 10.2
                               AG CAPITAL COMPANY
                          CREDIT AGREEMENT MODIFICATION
                                                             FARGO, NORTH DAKOTA
                                                                    JUNE 1, 2000

         The Credit Agreement made and entered into as of June 1, 1999, by and among RDO MATERIAL HANDLING CO. ("BORROWER"), and AG CAPITAL COMPANY ("Agent"), is hereby modified as follows:

         Section one (1), DEFINITIONS, page 3, of the Credit Agreement, shall be modified as follows:

         "MATURITY" OF THE SUBJECT NOTE(S) MEANS THE EARLIER OF (a) THE DATE ON WHICH THE SUBJECT NOTE(S) BECOMES DUE AND PAYABLE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT; OR (b) DECEMBER 1, 2000.

         Section one (1), DEFINITIONS, page 4, of the Credit Agreement, shall be modified as follows:

         "TERMINATION DATE" MEANS THE EARLIER OF (a) DECEMBER 1, 2000; OR (b) THE DATE UPON WHICH THE OBLIGATION OF THE LENDER TO MAKE ADVANCES IS TERMINATED PURSUANT TO SECTION 2.7 OR SECTION 3.7.

         Section one (1), DEFINITIONS, page 1, of the Credit Agreement, shall be modified as follows:

         "BORROWING BASE" MEANS, AT ANY TIME, THE LESSER OF (a) $5,000,000 OR
         (b) THE SUM OF (i) EIGHTY FIVE PERCENT (85%) OF ACCEPTABLE ACCOUNTS RECEIVABLE; (ii) NINETY PERCENT (90%) OF NEW WHOLEGOODS INVENTORY, NET OF UNPAID ACCOUNTS PAYABLE ON SUCH INVENTORIES; (iii) SIXTY-FIVE PERCENT (65%) OF USED WHOLEGOODS AND PARTS INVENTORY, NET OF UNPAID ACCOUNTS PAYABLE ON SUCH INVENTORIES, ALL AS DETERMINED IN ACCORDANCE WITH GAAP.

         Section two (2), THE SEASONAL LOAN, page 4, of the Credit Agreement, shall be modified as follows:

         2.1 COMMITMENT FOR SEASONAL LOAN. SUBJECT TO THE CONDITIONS OF LENDING SET FORTH IN SECTION 4 HEREOF, THE LENDER AGREES TO MAKE ADVANCES TO THE BORROWER FROM TIME TO TIME FROM THE DATE OF THIS AGREEMENT THROUGH THE TERMINATION DATE, PROVIDED, HOWEVER, THAT THE LENDER SHALL NOT BE OBLIGATED TO MAKE ANY ADVANCE, IF AFTER GIVING EFFECT TO SUCH ADVANCE, THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF ALL ADVANCES WOULD EXCEED THE BORROWING BASE. WITHIN THE LIMITS SET FORTH ABOVE, THE BORROWER MAY BORROW, REPAY, AND REBORROW AMOUNTS UNDER THE SEASONAL NOTE.

         Except as expressly modified by the terms of this Credit Agreement Modification, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the parties have executed this agreement this _1_
day of June, 2000.

                                       RDO MATERIAL HANDLING CO.
                                       A Minnesota corporation

                                       By:    /s/TKE
                                              ------------------------------
                                              Thomas K. Espel
                                       Its:   Chief Financial Officer

                                       AG CAPITAL COMPANY
                                       A Delaware corporation

                                       By:    /S/Todd D. Zabel
                                              ------------------------------
                                              Todd D. Zabel
                                       Its:   Loan Officer


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